UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

August 21, 2006

Homeland Security Capital Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00631	52-2050585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4100 North Fairfax Drive, Suite 1150, Arlington, Virginia	22203-1664
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(703) 528-7073

__________________________
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 21, 2006, Homeland Security Capital Corporation (the “Company”) entered into a Securities Purchase Agreement with Cornell Capital Partners, LP (“Cornell Capital”), which provides for the purchase by Cornell Capital of a secured convertible debenture (the “Debenture”) in the amount of $4,000,000. The Debenture is convertible into the Company’s common stock, par value $0.001 per share (the “Common Stock”), based on a conversion price which shall be equal to the lesser of (1) $0.01 or (2) a ten percent discount to the lowest daily volume weighted average price of the Common Stock for the thirty days preceding conversion. The Debenture bears interest at 5% per annum and the principal amount will be payable on the third anniversary of the effective date of the Debenture. If the closing bid price of the Common Stock is trading below the conversion price at the time of the redemption notice, the Company shall pay an amount equal to the principal amount being redeemed plus a redemption premium equal to twenty percent (20%) of the principal amount being redeemed, and accrued interest. Pursuant to a Pledge and Security Agreement between the Company and Cornell Capital, issued in connection with the Debenture, the Company's obligations under the Debenture are secured by a pledge of all of its assets.

In connection with the Securities Purchase Agreement, the Company issued a warrant to Cornell Capital for 100,000,000 shares of the Company’s Common Stock. The warrant has an exercise price equal to $0.01, which may be adjusted under the terms of the warrant, and has a term of five years from the date of issuance on August 21, 2006. The Company also entered into an Investor Registration Rights Agreement with the Cornell Capital pursuant to which the Company is obligated to file a registration statement covering the resale of shares of Common Stock issuable upon the conversion of the Debenture.

The foregoing is a summary of the terms and conditions of the Securities Purchase Agreement, the Convertible Debenture, the Pledge and Security Agreement, the Investor Registration Rights Agreement, and the Warrant and does not purport to be complete. The foregoing is also qualified in its entirety by reference to the above-mentioned agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable

(b) Not applicable

(c) Exhibit No. Description

Exhibit	Description	Location

Exhibit 10.1	Securities Purchase Agreement, dated as of August 21, 2006 between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.2	Investor Registration Rights Agreement, dated as of August 21, 2006 between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.3	Pledge and Security Agreement, dated as of August 21, 2006 between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.4	Secured Convertible Debenture, dated as of August 21, 2006 issued to Cornell Capital Partners, LP	Provided herewith

Exhibit 10.5	Warrant dated as of August 21, 2006 issued to Cornell Capital Partners, LP	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2006	HOMELAND SECURITY CAPITAL CORPORATION

By: /s/ C. Thomas McMillen
Name: C. Thomas McMillen
Title: President and Chief Executive Officer